                      INDENTURE SUPPLEMENT
                             NO. 1



     This Indenture Supplement No. 1 (the "Supplement"), dated as of February 18, 1994, among Society National Bank, as Trustee, Charter Medical Corporation, (the "Company"), the Guarantors listed in the below described Indenture and Strategic Advantage, Inc. All defined terms used in this Supplement and not otherwise defined shall have the meanings ascribed to such terms in the below described Indenture.

     For and in consideration of the premises, the Company, the Guarantors and the Trustee agree as follows:

     1. Recital. This Supplement relates to the Indenture, dated as of July 21, 1992, among the Company, the Guarantors listed therein and Society National Bank, with respect to the Company's Senior Subordinated Debentures due 2003 (the "Indenture"). This Supplement is executed by the Trustee pursuant to Section 10.01(4) of the Indenture.

     2. Supplement. The Indenture is supplemented by adding Strategic Advantage, Inc., a Subsidiary of the Company, as a Guarantor, pursuant to the provisions of Section 5.18 of the Indenture relating to additional Guarantors. By executing this Supplement, Strategic Advantage, Inc. agrees that, effective as of the date first above written, it is a Guarantor under the Indenture.

           3.    Miscellaneous.

                 (a)  Instruments to be Read Together.  This
Indenture Supplement No. 1 is an indenture supplemental to the Indenture, and such Indenture, and this Indenture Supplement
No. 1 shall henceforth be read together.

                 (b)  Confirmation.  The Indenture as amended
and supplemented by this Indenture Supplement No. 1, is in all respects confirmed and preserved.

                 (c)  Governing Law.  This Indenture Supplement
No. 1 shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflicts of law.

                 (d)  Severability.  Any provision of this
Indenture Supplement No. 1 which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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

                 (e) Headings. Section, subsection and other headings used in this Indenture Supplement No. 1 are for convenience only and shall not affect the construction of this Indenture Supplement No. 1.

                 (f) Counterparts. This Indenture Supplement No. 1 may be executed in any number of counterparts, each of which, when so executed in any number of counterparts, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement No. 1 to be duly executed as of the date and year first above written.

                                 SOCIETY NATIONAL BANK,
                                 as Trustee



                                 By:   /s/ D. Kovach
                                    Name:  D. Kovach
                                    Title: Trust Officer

Attest:



/s/ M. Bachman
Name:  M. Bachman                CHARTER MEDICAL CORPORATION
Title: Assistant Secretary


                                 By:   /s/  James R. Bedenbaugh
                                      Name:  James R. Bedenbaugh
                                      Title: Treasurer


Attest:



/s/  Howard McLure
Name:  Howard McLure
Title: Assistant Secretary
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




                                       Each of the Guarantors listed
                                       in the Indenture



                                       By:  /s/ Charlotte A. Sanford
                                          Name: Charlotte A. Sanford
                                          Title: Treasurer
Attest:



/s/  James M. Filush
Name:  James M. Filush
Title: Secretary
                                       STRATEGIC ADVANTAGE, Inc.



                                       By:  /s/  Charlotte A. Sanford
                                          Name:  Charlotte A. Sanford
                                          Title: Treasurer
Attest:


/s/ James M. Filush
Name:  James M. Filush
Title: Secretary

           OFFICER'S CERTIFICATE UNDER SECTION 11.04
          OF THE INDENTURE, DATED AS OF JULY 21, 1992,
           RELATING TO CHARTER MEDICAL CORPORATION'S
            SENIOR SUBORDINATED DEBENTURES DUE 2003

     The undersigned officers of the Corporations described in this certificate hereby certify to Society National Bank, as Trustee under an Indenture, dated as of July 21, 1992, among Charter Medical Corporation (the "Company"), Society National Bank, as Trustee, and the Guarantors signatories to the Indenture, as follows:

               1.    This certificate is given pursuant to
     Section 11.04 of the Indenture by officers of the Company and the Guarantors relating to the admission of Strategic Advantage, Inc. as a Guarantor under the Indenture, pursuant to Indenture Supplement No. 1 (the "Supplement"). Defined terms used in this certificate shall have the meanings given to such terms in the Indenture, except as otherwise stated.

               2. All conditions precedent to the Supplement pursuant to Section 10.01 of the Indenture have been satisfied, as follows:

                          (a)  The certificates and opinions
           required by Section 11.04 of the Indenture in order to supplement the Indenture pursuant to Section
           10.01 of the Indenture for the purpose of admitting an additional Guarantor pursuant to Section 5.18 have been executed and delivered to the Trustee.

                          (b)  The Boards of Directors of the
           Company and the Guarantors, pursuant to Section
           10.01 of the Indenture, have adopted resolutions authorizing and approving this Supplement.

               3.    Pursuant to the provisions of Section
     11.05 of the Indenture, the undersigned officers of the Company and the Guarantors certify to the Trustee as follows:

                          (a)  The undersigned officers of the
           Company and the Guarantors have read the applicable provisions of the Indenture, including but not limited to Sections 5.18, 10.01, 11.04 and 11.05.

                          (b)  In connection with the giving of
           this certificate, the undersigned officers of the Company and the Guarantors have examined the Indenture and have determined that Strategic Advantage, Inc. has guaranteed the Bank Obligations and is required to become a Guarantor pursuant to
           Section 5.18 of the Indenture.
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

                          (c)  In the opinion of the
           undersigned officers of the Company and the Guarantors, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not the conditions precedent to the Supplement have been satisfied.

                          (d)  In the opinion of the
           undersigned officers of the Company and the Guarantors the conditions precedent to this Supplement have been satisfied.

     IN WITNESS WHEREOF, this certificate has been duly executed by the officers listed below of the Company and the Guarantors, this 18th day of February, 1994.

                                 CHARTER MEDICAL CORPORATION



                      By:     /s/ James R. Bedenbaugh
                      Title:  Treasurer



                      By:     /s/ Howard A. McLure
                      Title:  Asst. Secretary



                      Each of the Guarantors signatories to the Indenture



                      By:     /s/ Charlotte A. Sanford
                      Title:  Treasurer



                      By:     /s/ James M. Filush
                      Title:  Secretary

                             INDENTURE SUPPLEMENT
                                     NO. 2

           This Indenture Supplement No. 2 (the "Supplement"), dated as of April 27, 1994, among Society National Bank, as Trustee, Charter Medical Corporation, (the "Company"), the Guarantors listed in the below described Indenture and Group Practice Affiliates, Inc. All defined terms used in this Supplement and not otherwise defined shall have the meanings ascribed to such terms in the below described Indenture.

           For and in consideration of the premises, the Company, the Guarantors and the
Trustee agree as follows:

           1. Recital. This Supplement relates to the Indenture, dated as of July 21, 1992, among the Company, the Guarantors listed therein and Society National Bank, with respect to the Company's Senior Subordinated Debentures due 2003 (the "Indenture"). This Supplement is executed by the Trustee pursuant to Section 10.01(4) of the Indenture.

           2. Supplement. The Indenture is supplemented by adding Group Practice Affiliates, Inc., a Subsidiary of the Company, as a Guarantor, pursuant to the provisions of Section 5.18 of the Indenture relating to additional Guarantors. By executing this Supplement, Group Practice Affiliates, Inc. agrees that, effective as of the date first above written, it is a Guarantor under the Indenture.

           3.    Miscellaneous.

                 (a) Instruments to be Read Together. This Indenture Supplement No. 2 is an indenture supplemental to the Indenture, and such Indenture, and this Indenture Supplement No. 2 shall henceforth be read together.

                 (b) Confirmation. The Indenture as amended and supplemented by this Indenture Supplement No. 2, is in all respects confirmed and preserved.

                 (c) Governing Law. This Indenture Supplement No. 2 shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflicts of law.

                 (d) Severability. Any provision of this Indenture Supplement No. 2 which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 (e) Headings. Section, subsection and other headings used in this Indenture Supplement No. 2 are for convenience only and shall not affect the construction of this Indenture Supplement No. 2.

                 (f) Counterparts. This Indenture Supplement No. 2 may be executed in any number of counterparts, each of which, when so executed in any number of counterparts, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement No. 2 to be duly executed as of the date and year first above written.

                                       SOCIETY NATIONAL BANK,
                                       as Trustee



                                       By:  /s/  D. Kovach
                                          Name:  D. Kovach
                                          Title: Trust Officer

Attest:



/s/  M. Bachman
Name:  M. Bachman                      CHARTER MEDICAL CORPORATION
Title: Assistant Secretary


                                       By:  /s/  James R. Bedenbaugh
                                          Name:  James R. Bedenbaugh
                                          Title: Treasurer


Attest:



/s/  Linton Newlin
Name:   Linton Newlin
Title:  Secretary

                                       Each of the Guarantors listed
                                       in the Indenture



                                       By:  /s/  Charlotte A. Sanford
                                          Name: Charlotte A. Sanford
                                          Title: Treasurer
Attest:



/s/ James M. Filush
Name:  James M. Filush
Title: Secretary
                                       GROUP PRACTICE AFFILIATES, Inc.



                                       By:  /s/  Howard A. Mclure
                                          Name:  Howard A. McLure
                                          Title: Treasurer
Attest:



/s/  Patrick M. Connolly
Name:  Patrick M. Connolly
Title: Secretary

                                       Each of the Guarantors listed
                                       in the Indenture



                                       By:  /s/  Charlotte A. Sanford
                                          Name: Charlotte A. Sanford
                                          Title: Treasurer
Attest:


/s/ Linton Newlin
Name:  Linton Newlin
Title: Secretary

                 OFFICER'S CERTIFICATE UNDER SECTION 11.04
               OF THE INDENTURE, DATED AS OF JULY 21, 1992,
                 RELATING TO CHARTER MEDICAL CORPORATION'S
                  SENIOR SUBORDINATED DEBENTURES DUE 2003

     The undersigned officers of the Corporations described in this certificate hereby certify to Society National Bank, as Trustee under an Indenture, dated as of July 21, 1992, among Charter Medical Corporation (the "Company"), Society National Bank, as Trustee, and the Guarantors signatories to the Indenture, as follows:

               1. This certificate is given pursuant to Section 11.04 of the Indenture by officers of the Company and the Guarantors relating to the admission of Group Practice Affiliates, Inc. as a Guarantor under the Indenture, pursuant to Indenture Supplement No. 2 (the "Supplement"). Defined terms used in this certificate shall have the meanings given to such terms in the Indenture, except as otherwise stated.

               2.    All conditions precedent to the Supplement pursuant to
     Section 10.01 of the Indenture have been satisfied, as follows:

                          (a)  The certificates and opinions required by
           Section 11.04 of the Indenture in order to supplement the Indenture pursuant to Section 10.01 of the Indenture for the purpose of admitting an additional Guarantor pursuant to Section 5.18 have been executed and delivered to the Trustee.

                          (b) The Boards of Directors of the Company and the Guarantors, pursuant to Section 10.01 of the Indenture, have adopted resolutions authorizing and approving this Supplement.

               3. Pursuant to the provisions of Section 11.05 of the Indenture, the undersigned officers of the Company and the Guarantors certify to the Trustee as follows:

                          (a) The undersigned officers of the Company and the Guarantors have read the applicable provisions of the Indenture, including but not limited to Sections 5.18, 10.01, 11.04 and 11.05.

                          (b)  In connection with the giving of this
           certificate, the undersigned officers of the Company and the Guarantors have examined the Indenture and have determined that Group Practice Affiliates, Inc. has guaranteed the Bank Obligations and is required to become a Guarantor pursuant to Section 5.18 of the Indenture.

                          (c) In the opinion of the undersigned officers of the Company and the Guarantors, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not the conditions precedent to the Supplement have been satisfied.

                          (d) In the opinion of the undersigned officers of the Company and the Guarantors the conditions precedent to this Supplement have been satisfied.

     IN WITNESS WHEREOF, this certificate has been duly executed by the officers listed below of the Company and the Guarantors, this of April, 1994.

                                 CHARTER MEDICAL CORPORATION



                                 By:  /s/ James R. Bedenbaugh
                                 Title:  Treasurer



                                 By:  /s/ Howard A. McLure
                                 Title:  Asst. Secretary



                                 Each of the Guarantors signatories to the Indenture



                                 By:  /s/ Charlotte A. Sanford
                                 Title:  Treasurer




                                 By:  /s/ James M. Filush
                                 Title:  Secretary



                                 Each of the Guarantors signatories to the Indenture



                                 By:  /s/ Charlotte A. Sanford
                                 Title:  Treasurer



                                 By:  /s/ Linton Newlin
                                 Title:  Secretary